Exhibit 10.9

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

SUPPLY AGREEMENT

by and between

SCHOTT Glas Export GmbH, having its registered office at Rheinallee 145, 55120 Mainz, Germany

- hereinafter referred to as SGE -

and

SCHOTT North American, Inc., having its registered office at 555 Taxter Rd., Elmsford, NY 10523

- hereinafter referred to as SNA -

- SGE and SNA hereinafter collectively referred to as SCHOTT -

and

Solyndra, Inc., having its registered office at 47700 Kato Road, Freemont, CA 94538, USA;

- hereinafter referred to as SOLYNDRA -

- SGE, SNA and SOLYNDRA hereinafter referred to as “Parties”, or individually as the “Party” -

WHEREAS, SGE, a company duly organized under the laws of the Federal Republic of Germany, is engaged in the delivery of special glass, specialty materials, components and systems, among others glass tubing; and

WHEREAS, SNA, a company organized under the laws of Maryland, is also engaged in the manufacture, distribution and/or sale of special glass, specialty materials, components and systems, including but not limited to glass tubing; and

WHEREAS, SOLYNDRA, a company duly organized under the laws of California, is engaged in the manufacture of thin film photovoltaic panels for commercial applications and is interested in SCHOTT’s glass tubing; and

WHEREAS, SCHOTT and SOLYNDRA desire to enter into an agreement to establish the terms and conditions applicable to the purchase and delivery of SCHOTT’s soda lime glass tubing;

NOW, therefore, the Parties agree as follows:

Article 1 - Scope of Agreement

(1)	Subject to the terms and conditions of this Supply Agreement including its Exhibits (hereinafter “Agreement”), SGE and SNA hereby agree to provide SOLYNDRA with products as set forth in Exhibit 1 (hereinafter “PRODUCTS”) and SOLYNDRA hereby agrees to purchase such PRODUCTS from SGE and SNA.

Supply Agreement SOLYNDRA – SCHOTT

(2)	It is expressly understood that SGE and SNA are entitled to manufacture and/or deliver the PRODUCTS either directly or through one of their affiliated companies. For purposes of this Agreement, affiliated companies of SGE and SNA shall include all entities directly or indirectly (through one or more intermediaries) controlling, controlled by or under common, control with SGE, SNA, or of SCHOTT AG, Hattenbergstrasse 10, 55122 Mainz, Germany (hereinafter collectively referred to as “Affiliated Companies”).

The terms and conditions concerning any sale and purchase of PRODUCTS between SOLYNDRA and Affiliated. Companies shall be governed by this Agreement unless otherwise agreed in writing between SOLYNDRA and the respective Affiliated Company with an express reference to the clause of this Agreement which shall be amended.

(3)	All purchases of PRODUCTS by SOLYNDRA from SGE and SNA shall be exclusively subject to the provisions of this Agreement, unless this Agreement explicitly provides otherwise or another succeeding agreement between the Parties provides for such. As each of the Parties use standard terms and conditions that may not be consistent with those of the other Parties, the Parties explicitly agree that the provisions of such standard terms and conditions shall not become binding for them, even if they are printed on or attached to orders, confirmations of orders, shipping documents, invoices, or other business documents. Neither shall they be deemed to be binding for the Parties through silence, performance, or acceptance of delivery of the Parties;

Article 2 - Quantities, Forecasts, Orders

(1)	During the period from January 2008 to December 2010, SOLYNDRA shall purchase from SGE and SNA an aggregate quantity of a minimum of [***] and a maximum up to [***] of PRODUCTS under this Agreement. This quantity shall be spread as follows:

•	January 1, 2008 — December 31, 2008: [***]

•	January 1, 2009 — December 31, 2009: [***]

•	January 1, 2010 — December 31, 2010: [***]

It is expressly understood that the aforementioned flexibility of [***] per calendar year does not alter the obligation of purchasing a minimum quantity of [***] or obligate SCHOTT to provide SOLYNDRA more than [***] of PRODUCTS during the Term of this Agreement. SGE and SNA shall reserve capacity for and supply to SOLYNDRA the aforementioned capacities per calendar year (i.e., [***] in calendar years 2008, 2009, 2010), however, only up to an aggregate maximum quantity of [***] during the Term.

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

The Parties acknowledge and agree that if SOLYNDRA requires [***] for [***] PRODUCTS and SCHOTT is unable to provide [***], SOLYNDRA may purchase such requirements from a third party but shall be required to purchase additional [***] PRODUCTS in order to meet SOLYNDRA’s minimum purchase quantity of [***] of PRODUCTS as stated above.

(2)

By November 30th of each calendar year, SOLYNDRA shall provide SGE or SNA with a written non-binding forecast of the anticipated volume of PRODUCTS required by SOLYNDRA for the following calendar year in a format according to the forecast for calendar year 2007 attached hereto as Exhibit 2. For the avoidance of doubt, the non-binding character of such forecasts does not affect the obligations set forth in Article 2.1 above.

(3)	At least ninety days prior to the start of each calendar quarter (i.e., January 1, April 1, July 1, and October 1) during the Term of this Agreement, SOLYNDRA shall place binding monthly purchase orders for PRODUCTS with regard to that calendar quarter either to SGE or SNA, as the party to the individual purchase and sale of PRODUCTS shall be (e.g. in October 1, 2008, a binding purchase order to be placed for each month in the period from January 2009 to March 2009, i.e. a January amount, a February amount, and a March amount (each of the individual monthly purchase orders being a “Monthly Amount”) ).

SGE or SNA, if the recipient of the purchase order, shall accept and acknowledge or reject in writing all purchase orders submitted by SOLYNDRA within five (5) working days after receipt thereof. “Working day” shall mean a regular weekday on which SGE and SNA are both open for business. The purchase order and the acceptance hereinafter referred to as “Purchase Contract”.

SGE and SNA agree that they will meet the agreed to and stipulated delivery deadlines meeting an on time delivery performance of [***] or greater.

With respect to any Monthly Amount, and with at least 30 days’ written notice prior to the first day of the month associated with a Monthly Amount (such notice to be given to SGE or SNA, if the party to the Purchase Contract), SOLYNDRA may, without penalty: reschedule any portion of such Monthly Amount to any other month later than the original month. This provision does not affect SOLYNDRA’s obligations to buy the agreed minimum quantities for any calendar year.

Article 3 - Prices, Payment, Logistics and Delivery Terms

(1)	a) Prices for the PRODUCTS shall be as set forth in Exhibit 3 (the “Price”). The Price billed shall be in US Dollars, and shall have a Base Price (in Euros) multiplied by a set Contract Exchange Rate to result in a Price. The initial Base Price and the initial Contract Exchange Rate shall be those as specified in Exhibit 3.

b) Change in Base Price. In the event of an increase or decrease in SCHOTT’s [***] required to manufacture the PRODUCTS in the amount of more than [***] (the “Trigger Amount”), SCHOTT shall be entitled to adjust the Base Price of the

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

PRODUCTS. The adjustment in Base Price shall be one corresponding to such change in cost, but such adjustment shall be limited to a change of no more than [***] of the then agreed purchase Price of the PRODUCTS as of the date of the request for the adjustment of Price. Such change shall be effective only after written notice is given to SOLYNDRA (the “CHANGE NOTICE”) and shall be applicable only to purchase orders placed by SOLYNDRA after such CHANGE NOTICE is given by SCHOTT.

If SOLYNDRA does not believe that a SCHOTT Base Price complies with the terms of this Article 3 (1) b), SOLYNDRA may request in writing (if there is a CHANGE NOTICE by SCHOTT: within 60 days after receipt of such notice) that SCHOTT hire an independent third party auditor acceptable to SCHOTT and SOLYNDRA to audit SCHOTT’s books and records at a time convenient for SCHOTT and during business hours solely for the purpose of determining whether any Base Price of the PRODUCTS complies with the terms of this Agreement Prior to any such audit, SCHOTT shall require the auditor to execute and deliver to SGE and/or SNA (as necessary) a confidentiality agreement acceptable to them in order to protect the confidentiality of the data disclosed to the auditor by the audit. If the finding of the independent third party auditor shows that the Base Price complies with the terms of this Agreement, SOLYNDRA shall bear the cost of the independent third party auditor. If the finding of the independent third party auditor shows that the Base Price does not comply with the terms of this Agreement, SCHOTT shall bear the cost of the independent third party auditor.

c) Change in Contract Exchange Rate. The Price in US dollars may change due to a change in the exchange rate cited in Exhibit 3 (the “Contract Exchange Rate”). A Party can adjust the Price based upon a change in the exchange rate between the US Dollar and the Euro, per the posted final daily exchange rate of the European Central Bank (the posted final daily exchange rate being the “Exchange Rate”), The “Average Monthly Exchange Rate” for, any month shall be the sum of the Exchange Rate at the close of business each business day divided by the number of business days in that particular month.

If:

a)	the Average Monthly Exchange Rate is greater than [***] the then current Contract Exchange Rate for any period of five consecutive months within the Term; or

b)	the Average Monthly Exchange Rate is less than [***] the then current Contract Exchange Rate for any period of five consecutive months within the Term;

a Party can adjust the Contract Exchange Rate. The new Contract Exchange Rate shall be the Exchange Rate on the day of the month following the five month period.

Example of this price adjustment is shown in Exhibit 5.

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

The change of Price based upon the exchange rate shall be valid for deliveries after written notification to the other Party of such Price change based on exchange fluctuation. In the event a Price change is effectuated due to changes in the exchange rate under this Article 3 (1) (c), the Party making the request cannot make another request under this Article 3 (1) (c) for a period of five (5) months after any request made under this provision.

For purposes of this Article 3 (1) (c) respectively the beginning of a five month period, this Agreement shall be deemed to have become effective on January 1, 2007 so that a new Contract Exchange Rate may be applicable for the first time on February 1, 2008 if the respective conditions for an adjustment are fulfilled.

(2)	Payment shall be made in United States Dollars (USD) within [***] net after date of invoice to be issued by SGE or SNA.

Payment shall be made to the bank account of SGE or SNA as it is shown in the respective order confirmation.

In the event SOLYNDRA shall default in its payment obligations hereunder, SOLYNDRA shall be liable for SGE’s and SNA’s costs of collection, including reasonable attorneys’ fees.

(3)	Delivery. Delivery term for any deliveries by SGE or SNA to SOLYNDRA is [***].

(4)	Logistics and delivery services by SNA. SNA shall perform the following logistics and delivery services for SOLYNDRA and charge SOLYNDRA separately for those services in addition to the Price for the PRODUCTS:

1.	Germany to Intermediate Storage. SNA shall perform all logistics and delivery services from the initial delivery place (i.e. [***]) to a warehouse of SNA’s choice (the “Intermediate Storage”), including, without limitation, delivery of the PRODUCTS, clearance of the PRODUCTS for import, and transporting the PRODUCTS to the Intermediate Storage (the chain, including storage at the Intermediate Storage being the “DE-CA Chain”).

SNA shall be responsible for storing sufficient safety stock and replenishment of PRODUCTS at the Intermediate Storage (based on SOLYNDRA consumption, forecasting, and P.O.s). SNA will inform SOLYNDRA monthly about the level of this stock.

These services may be terminated upon prior written agreement between SNA and SOLYNDRA.

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

2.	Intermediate Storage to Solyndra Facilities. SNA shall transport the PRODUCT on an as-needed basis to SOLYNDRA’s Fremont factory (the chain from the Intermediate Storage to the SOLYNDRA Factory being the “Intermediate Storage-Solyndra Chain”). This service may be terminated by SOLYNDRA with three (3) months’ prior written notice to SNA.

3.	SNA shall prepay all the logistics and delivery costs involved in the DE-CA Chain and in the Intermediate Storage-Solyndra Chain. SNA shall charge SOLYNDRA back on these logistic and delivery costs based on the calculation in Exhibit 4. All logistics and delivery charges are subject to change, based on changes in costs and/or parameters (e.g., duties, transportation costs, pallet weights, container load, warehouse costs, etc.). Logistics and delivery charges will be reviewed and may be changed by SNA every 6 months, the first time on June 30, 2008, after written notice to SOLYNDRA. In this review process, SNA shall take into consideration information given by SOLYNDRA to. SNA regarding general and comparable level of logistics and delivery costs and act in a reasonable manner upon receipt of the information.

4.	SNA shall insure the PRODUCTS to the extent SNA is performing the abovementioned logistics and delivery services for SOLYNDRA.

Article 4 - Quality, Inspection, Warranties

(1)	SGE or SNA warrant for itself and this warranty is given only by SGE or SNA, if a selling party to a Purchase Contract: [***].

EXCEPT FOR THE WARRANTY PROVIDED ABOVE, SGE AND SNA EXCLUDE AND DISCLAIM ANY AND ALL OTHER WARRANTIES WITH REGARD TO THE PRODUCTS, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ABSENCE OF ANY THIRD PARTY’S INTELLECTUAL AND/OR INDUSTRIAL PROPERTY RIGHTS, INCLUDING BUT NOT LIMITED TO NON- INFRINGEMENT.

Furthermore, it is expressly understood that [***] are beyond SGE’s and SNA’s control and therefore SOLYNDRA’s exclusive responsibility. SGE’s and SNA’s warranty does not extend to PRODUCTS that: [***]; (b) have been subject to misuse, neglect, accident or abuse after delivery to SOLYNDRA; (c) have been improperly installed, processed, stored or maintained after delivery to SOLYNDRA.

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

(2)	SOLYNDRA shall examine and inspect PRODUCTS upon receipt and shall notify SGE and SNA in writing of any deviation from the Specifications (the “Defects”). SOLYNDRA shall notify SGE and SNA of visible Defects no later than [***] after receipt of the PRODUCTS, in case of hidden Defects immediately after they have become detectable, otherwise the PRODUCTS shall de deemed to be delivered as ordered and thus accepted by SOLYNDRA.

(3)	In the event that any PRODUCTS are not in conformity with the Specifications or breach the warranty given in Article 4.1 above, SGE’s or SNA’s liability as the selling Party to a Purchase Contract, and SOLYNDRA’s remedies, shall be determined by agreement of the relevant Parties, but in any event [***]. Any remedy is subject to SOLYNDRA giving SGE or SNA, whichever is the relevant selling Party to a Purchase Contract, notice as provided for in Article 4.2.

Any physical return of defective PRODUCTS from SOLYNDRA to SGE or SNA shall require their prior written approval. Claims on the part of SOLYNDRA for expenses necessary to enable SGE or SNA, in performing its warranty obligations under this Agreement, to replace or repair any defective PRODUCTS, particularly transport, infrastructure, labour costs and the costs of materials, are excluded to the extent that such expenses are higher because the PRODUCTS delivered by SGE or SNA were subsequently taken to or required to be delivered to a location other than SOLYNDRA’s Fremont business premises.

(4)	Neither SGE nor SNA shall be responsible for [***]. In the event of a complaint by a SOLYNDRA customer arising out of PRODUCTS Defects that results in legal proceedings, SGE or SNA shall have [***]. For the avoidance of doubt, any warranties made by SGE or SNA in this Agreement are made [***].

(5)	THE WARRANTIES CONTAINED IN THIS ARTICLE 4 ARE THE ONLY WARRANTIES MADE BY SGE OR SNA IN RESPECT OF THE PRODUCTS AND THE OBLIGATIONS AND LIABILITIES STATED THEREIN ARE IN LIEU OF ALL OBLIGATIONS OR LIABILITIES ON THE PART OF SGE OR SNA FOR DAMAGES, INCLUDING, BUT NOT LIMITED TO, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES OF ANY KIND ARISING OUT OF OR IN CONNECTION WITH THE SALE, USE OR PERFORMANCE OF THE PRODUCTS. IN NO EVENT SHALL SGE OR SNA BE LIABLE TO SOLYNDRA — WHETHER BASED UPON WARRANTY, CONTRACT, TORT OR ANY OTHER THEORY OF LAW OR EQUITY — FOR INCIDENTAL DAMAGES OR LOSS OF PROFITS OR OTHER CONSEQUENTIAL OR SPECIAL DAMAGES INCLUDING, BUT NOT LIMITED TO, COMPENSATION FOR EXPENSES OF FURTHER PROCESSING OF DEFECTIVE PRODUCTS OR THEIR COMBINATION WITH OTHER PRODUCTS.

(6)	All warranty claims by SOLYNDRA regarding Defects in the PRODUCTS shall be barred by statute of limitations [***] after the passing of risk of loss to SOLYNDRA with respect to such PRODUCTS.

(7)	With regard to any other claims on the part of SOLYNDRA for [***] or the [***] or otherwise [***] shall apply.

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

(8)	Furthermore, the Parties agree that the terms and conditions regarding quality performance set forth in Exhibit 6 shall apply.

(9)	For the avoidance of doubt, SGE and SNA shall not have joint and several liability to SOLYNDRA under any Purchase Contract. Only the selling Party shall have any liability or responsibility to SOLYNDRA for any claim arising form a particular Purchase Contract, whether such claims arises in warranty, contract, tort, or any other theory of law or equity.

Article 5 - Liability, Third Party Claims

(1)	SGE’s AND SNA’S ENTIRE AND AGGREGATE LIABILITY TO SOLYNDRA FOR ALL CLAIMS, WHETHER FOR BREACH OF CONTRACT, WARRANTY, TORT, PRODUCT LIABILITY, OR OTHERWISE, ARISING FROM SGE’S OR SNA’S PERFORMANCE UNDER THIS AGREEMENT OR ANY PURCHASE CONTRACT ISSUED THERE UNDER SHALL [***] TO THE EXTENT LEGALLY PERMISSIBLE AND LIMITED TO THE REMEDIES SPECIFIED IN ARTICLE 4 ABOVE. IN NO EVENT SHALL SGE OR SNA BE LIABLE TO SOLYNDRA WITH RESPECT TO ANY CLAIM FOR ANY INCIDENTAL, CONSEQUENTIAL, OR SPECIAL LOSS OR DAMAGES, OR THIRD PARTY CLAIMS OF ANY KIND, HOWSOEVER CAUSED.

Claims for such damages by any Party for any reason shall be governed by a one (1) year period of limitation commencing to run in the moment the respective claim arises.

(2)	SOLYNDRA shall defend, indemnify and hold harmless SGE and SNA, and their directors, officers, employees and Affiliated Companies regarding any and all liabilities, claims, demands, suits, damages and losses, including but not limited to claims of third parties for (a) bodily injury, including death, or (b) physical injury to or destruction of tangible property in connection with the PRODUCTS, except to the extent they are proven to be caused by Defects in PRODUCTS delivered by SGE or SNA present in the moment of passing of risk to SOLYNDRA. Without limiting the generality of the foregoing, SOLYNDRA shall, in particular, indemnify and hold harmless SGE and SNA regarding any and all third party claims which are based on additional warranties, commitments or assurances of SOLYNDRA or any other acts or omissions of SOLYNDRA.

(3)	Correspondingly, SOLYNDRA, waives its rights, if any, for indemnification in part or in whole from SGE and SNA and their Affiliated Companies with regard to any and all past, present or future third party claims in connection with liability for the loss, damage, injury (including death) allegedly caused by a SOLYNDRA product based on or including the PRODUCTS, except to the extent such loss, damage or injury is proven to be due to Defects in the PRODUCTS existing at the time of passing of the risk of loss to SOLYNDRA, and such Defects were not caused due to any further processing, warehousing or other handling of the PRODUCTS by SOLYNDRA.

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

Article 6 - Force Majeure

(1)	No Party shall be considered as liable for any damage, increased cost or loss to another Party that is caused by its delay or failure in the performance of obligations under this Agreement or its Exhibits hereto or any purchase orders issued hereunder, if such delay or failure is caused by an event unforeseen at the time of signing this Agreement and whose occurrence or consequences such Party can neither avoid nor overcome by reasonable means (“event of Force Majeure”), including, but not limited to hostilities (whether war be declared or not), riot, explosion, fire, flood, earthquake, typhoon, other natural phenomena, labor disputes involving complete or partial stoppage of work, acts, omissions or regulations of any government or compliance with any government request, inability to obtain raw materials or spare parts, accidents to or failure of any machinery, plant or parts thereof used for the performance of obligations under this Agreement.

(2)	If performance of this Agreement or of any obligation hereunder is prevented, restricted or interfered with by an event of Force Majeure, the Party so affected, shall be excused from such performance to the extent of such prevention, unless expressly otherwise agreed in this Agreement. The Party affected by an event of Force Majeure shall inform the other Parties in writing without undue delay about the occurrence of an event of Force Majeure, and as soon as reasonably expectable thereafter provide detailed information on the events, especially the expected duration and scale of disturbance. The affected Party shall use reasonable commercial efforts to cure and correct such event of Force Majeure and resume performance hereof within the shortest period of time.

(3)	The Parties are obliged to mitigate any loss arising out or delay or failure in the performance of their contractual obligations. In the event a Party is prevented from performing its contractual obligations due to an event of Force Majeure for a period of more than three (3) months, the other Party (or Parties, in the case of SGE and SNA) are entitled to terminate this Agreement upon written notice. No Party shall be entitled to claim for any compensation whatsoever due to this termination.

Article 7 - Term and Termination

(1)	This Agreement shall become effective retroactively on January 1, 2008 (Effective Date) and shall remain in force for a period until December 31, 2010 (hereinafter “Term”) unless otherwise terminated in writing by SGE or SNA in accordance with Article 7.2 or SOLYNDRA in accordance with Article 7.3 or unless terminated automatically in accordance with Article 9.2. In January 2010 at the latest, the Parties shall enter into negotiations whether this Agreement might be prolonged after the Term. For the avoidance of doubt, this Agreement shall not automatically renew, nor extend beyond the Term, nor shall either Party bear any obligation to renew this Agreement after the Term.

(2)	Either SGE or SNA may terminate this Agreement effective upon written notice to SOLYNDRA in the event of one or more of the following occurrences:

a)	violation of a material provision of this Agreement by SOLYNDRA, if such violation shall not have been remedied by SOLYNDRA within sixty (60) days after written notice complaining of such breach was given; or

Supply Agreement SOLYNDRA – SCHOTT

b)	discontinuation by SOLYNDRA of its business or payment to creditors, insolvency or bankruptcy or a comparable official procedure, dissolution or liquidation, appointment of a trustee or receiver for all or any part of assets of SOLYNDRA; or

c)	material change in the legal entity or ownership of SOLYNDRA, if such change may be reasonably deemed to affect detrimentally the results, which could have rightfully expected from the performance of the Agreement by SGE and SNA.

(3)	SOLYNDRA may terminate this Agreement effective upon written notice to SGE and SNA in the event of one or more of the following occurrences with regard to SGE or SNA:

a)	violation of a material provision of this Agreement by SGE or SNA, if such violation shall not have been remedied by SGE or SNA within sixty (60) days after written notice complaining of such breach was given; or

b)	discontinuation by SGE and SNA of their business or payment to creditors, insolvency or bankruptcy or a comparable official procedure, dissolution or liquidation, appointment of a trustee or receiver for all or any part of assets of both SGE and SNA;

c)	material change in the legal entity or ownership of SGE and SNA, if such change may be reasonably deemed to affect detrimentally the results, which could have rightfully expected from the performance of the Agreement by SGE and SNA. This shall not apply with regard to changes of ownership regarding SGE and SNA that occur within the SCHOTT group of companies.

(4)	Notice of termination shall be in writing.

(5)	The termination of this Agreement for any reason shall not affect any rights and obligations which have accrued by the date of termination.

Article 8 - Quantities in excess of [***] of PRODUCTS

SOLYNDRA confirms to be aware of the fact that SCHOTT has to invest into new tanks in order to be able to deliver a quantity in excess of [***] of PRODUCTS / calendar year and that the building up of a tank [***]. For the avoidance of doubt, SCHOTT is completely free to decide about new investments during the Term of this Agreement and thereafter, and there shall be no obligation of any kind to deliver PRODUCTS to SOLYNDRA unless otherwise agreed expressly in this Agreement.

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

Article 9 - Assignment

(1)	This Agreement is personal to the Parties hereto and shall not be assignable by any Party without the prior written consent of the others, provided, however that any Party may assign this Agreement in whole or in part without such consent to any of their Affiliated Companies or a third party which acquires by purchase, operation of law or otherwise, all or part of the business or all or substantially all of the assets related to the PRODUCTS.

(2)	In the event SOLYNDRA assigns this Agreement in whole or in part without SGE’s and SNA’s prior written consent to any of SOLYNDRA’s Affiliated Companies or to a third party which acquires by purchase, operation of law or otherwise, all or part of the business or all or substantially all of the assets related to the PRODUCTS, SOLYNDRA shall inform SGE and SNA in writing without undue delay, at the latest within 14 days after the assignment, about the assignment. The Agreement shall be automatically terminated twelve (12) months after the effective date of such an assignment of this Agreement, unless SGE and SNA give their written consent to the assignment within 45 days after SGE’s and SNA’s receipt of SOLYNDRA’s notice.

Article 10 - Confidentiality

The content and performance of this Agreement shall be subject to the pre-existing Mutual NonDisclosure Agreement dated August 24, 2006 and previously entered into between SOLYNDRA and SGE The Parties each agree that SNA shall hereby be considered an additional party to that Mutual Nondisclosure Agreement subject to the rights and obligations set forth therein. The term of the NonDisclosure Agreement is hereby modified to be either: a) the term of the NonDisclosure Agreement dated August 24, 2006; or b) the Term of this Agreement, whichever is longer.

Article 11 - Miscellaneous

(1)	This Agreement including all Exhibits hereto constitute the entire agreement between SCHOTT and SOLYNDRA with respect to the subject matter hereof and it supersedes all prior agreements and understandings on this subject matter between the Parties, whether in oral or in written form.

(2)	Additional oral agreements do not exist. Any modifications and amendments to this Agreement including this clause must be made in a writing signed by authorized representatives of each of the Parties.

(3)	No failure or delay on the part of any Party in exercising any right, power or remedy hereunder shall be construed to be a present or future waiver of such provision. The express waiver by any Party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

(4)

In case a provision of this Agreement is or becomes invalid, illegal or unenforceable, then this shall not - unless the Parties would not have signed the Agreement without the invalid, illegal or unenforceable provision - affect the validity, legality and enforceability of the remaining provisions of this Agreement. Rather, the Parties shall endeavor to replace the invalid, illegal or unenforceable provision by a legally valid

Supply Agreement SOLYNDRA – SCHOTT

and enforceable provision coming closest to the intended economic, business and other purposes of the invalid, illegal or unenforceable provision.

(5)	In the event of any conflict or inconsistency between Article 1 — 11 of this Agreement and its Exhibits, the provisions set forth in Article 1 — 11 of this Agreement shall prevail.

(6)	This Agreement shall be governed by the substantive laws of the State of New York excluding rules on conflicts of laws of the State of New York. Furthermore, the Parties hereto exclude the application hereto of the United Nations Convention on Contracts for the International Sale of Goods.

(7)	The Parties shall use reasonable efforts to settle all disputes arising out of the execution, performance or interpretation of this Agreement through friendly negotiation. In case no settlement can be reached through negotiation within sixty (60) days, any of the Parties may submit the dispute for resolution exclusively to the federal or state courts having subject matter jurisdiction and residing in Westchester County in the State of New York. The Parties hereby consent to such exclusive courts.

(8)	Any notices required or allowed to be given by a Party shall be deemed given if sent by registered mail or courier to the following addresses:

If to SOLYNDRA:

XXXXX SOLYNDRA, INC.

XXXXX ATTN: SANAT DAVÉ

XXXXX 4770 KATO ROAD

XXXXX FREMONT, CA 94538

If to SGE:

Schott Glass Export GmbH	Office address:
Attn. Hermann Tietze
Rhenallee 145	Erich-Schott-Strasse 14
55120 Mainz	95666 Mitterteich
Germany	Germany

If to SNA:

SCHOTT North America, Inc.

Attn. Steve Russo

555 Taxter Rd.

Elmsford, NY 10523

USA

With copy to:	General Counsel
SCHOTT North America, Inc.
555 Taxter Road
Elmsford, NY 10523

Supply Agreement SOLYNDRA – SCHOTT

(9)	For the avoidance of doubt, no agency, partnership or joint venture is established by this Agreement or intended by the Parties.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives in the manner legally binding upon signing by both Parties.

Fremont, this day of 6 Feb 2008

Solyndra, Inc.

/s/ Chris Gronet	/s/ W.G. Stover, Jr.
[Signature]	[Signature]
Chris Gronet	W.G. Stover, Jr
[Name]	[Name]
CEO	V.P Finance, CFO
[Title]	[Title]

Mainz, this day of Jan 29th 2008

SCHOTT Glas Export GmbH

/s/ Jean-Yves Grandfitange	/s/ Peter Scherer
[Signature]	[Signature]
Jean-Yves Grandfitange	Peter Scherer
[Name]	[Name]
Managing Director	General Manager, Tubing Sales Div.
[Title]	[Title]

Elmsford, this day of Feb, 11 2008

SCHOTT North America, Inc.

/s/ Gerland Kiewel
[Signature]
Gerland Kiewel
[Name]
VP Finance, CFO
[Title]

EXHIBITS

Exhibit 1 –         Products & Specifications

Exhibit 2 –         Solyndra Forecast Products Requirements

Exhibit 3 –         Products Prices

Exhibit 4 –        Logistics and Delivery Charges

Exhibit 5 –        Price adjustment - Example

Exhibit 6 –        Quality Performance

EXHIBIT 1

PRODUCTS and SPECIFICATIONS

[***]

*** Two pages have been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

EXHIBIT 1 (continued)

PRODUCTS and SPECIFICATIONS

[***]

*** Four pages have been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

EXHIBIT 2

Solyndra Forecast PRODUCTS Requirements

[***]

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

EXHIBIT 3

PRODUCTS PRICES

[***]

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

EXHIBIT 4

LOGISTICS AND DELIVERY CHARGES

[***]

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

EXHIBIT 5

PRICE ADJUSTMENT – EXAMPLE

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*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Supply Agreement SOLYNDRA – SCHOTT

EXHIBIT 6

QUALITY PERFORMANCE

[***]

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.